[LOGO] M F S(SM)                                              Semiannual Report
INVESTMENT MANAGEMENT                                             June 30, 1997

MFS(R) MONEY MARKET SERIES
A Series of MFS(R) Variable Insurance Trust(SM)

[Graphic omitted]
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MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                               INVESTMENT ADVISER
A. Keith Brodkin*                      Massachusetts Financial Services Company
Chairman and President                 500 Boylston Street
                                       Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises           DISTRIBUTOR
(diversified holding company)          MFS Fund Distributors, Inc.
                                       500 Boylston Street
William R. Gutow                       Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management       INVESTOR SERVICE
Company                                MFS Service Center, Inc.
(Blockbuster Video franchise)          P.O. Box 2281
                                       Boston, MA 02107-9906
PORTFOLIO MANAGER
Geoffrey L. Kurinsky*                  For additional information,
                                       contact your financial adviser.
TREASURER
W. Thomas London*                      CUSTODIAN
                                       Investors Bank & Trust Company
ASSISTANT TREASURERS
Mark E. Bradley*                       AUDITORS
Ellen Moynihan*                        Deloitte & Touche LLP
James O. Yost*
                                       WORLD WIDE WEB
SECRETARY                              www.mfs.com
Stephen E. Cavan*
                                       [DALBAR   For the third year in a row,
ASSISTANT SECRETARY                    LOGO]     MFS earned a #1 ranking in the
James R. Bordewick, Jr.*                     DALBAR, Inc. Broker/Dealer Survey,
                                       Main Office Operations Service Quality
                                       Category. The firm achieved a 3.48
                                       overall score on a scale of 1 to 4 in
                                       the 1996 survey. A total of 110 firms
                                       responded, offering input on the
                                       quality of service they received from
                                       29 mutual fund companies nationwide.
                                       The survey contained questions about
                                       service quality in 15 categories,
                                       including "knowledge of phone service
                                       contacts," "accuracy of transaction
                                       processing," and "overall ease of
                                       doing business with the firm."

*Affiliated with the Investment Adviser
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Dear Contract Owner:
An unprecedented combination of generally positive factors has helped the U.S. economy enjoy a sustained period of relative stability and moderate growth in which thousands of new jobs have been created every month, inflation remains under control, and the investment climate -- at least until now -- has been favorable. For example, the increased use of technology and other productivity enhancements, as well as corporate restructuring and global competition, is improving companies' balance sheets and helping control inflation. Meanwhile, borrowing by corporations and governments continues to decline, while consumer confidence is increasing, although consumer debt levels are still uncomfortably high. While some lenders are beginning to tighten standards to address this problem, consumer debt and personal bankruptcies continue to rise. Because of this, plus slight declines in other indicators such as average hourly wages and the corporate purchasing-managers index, we do not expect the rapid pace of growth seen in the first quarter of 1997 to continue. While second-quarter growth has slowed dramatically, we do expect the second half of the year to pick up once again with real (inflation-adjusted) growth centering around 2 1/2%.

    In the fixed-income markets, we have been encouraged by the Federal Reserve Board's decision to not raise short-term interest rates at its July meeting. But we cannot rule out the possibility of future monetary tightening in the second half of the year if, as we now expect, the economy strengthens in the second half of 1997. Therefore, our risk/reward outlook for the fixed-income markets is neutral, and we believe that fixed-income investors should think in terms of earning the coupon income from their investments rather than seeking possible gains from price appreciation.

    Comments from the portfolio manager of the Series are presented below. We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
A. Keith Brodkin
Chairman and President
July 14, 1997

MFS MONEY MARKET SERIES

The Series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as the highest- quality corporate issues, in order to minimize credit risk. As of June 30, 1997, the portfolio had assets of approximately $6.8 million, which were invested in six different government issues with an average maturity of 46 days.

    Our market outlook over the next few months is neutral, and we expect to maintain the average maturity in the 45-day range.

Respectfully,

/s/ Geoffrey L. Kurinsky
Geoffrey L. Kurinsky
Portfolio Manager
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PORTFOLIO MANAGER'S PROFILE

Geoffrey L. Kurinsky began his career at MFS in 1987 in the Fixed Income Department. A graduate of the University of Massachusetts and Boston University's Graduate School of Management, he was named Assistant Vice President in 1988, Vice President in 1989, and Senior Vice President in 1993. He has managed MFS Money Market Series since 1995.

OBJECTIVE AND POLICIES

The Series' investment objective is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity. Investments in the Series are neither insured nor guaranteed by the U.S. government, and there is no assurance that the Series will be able to maintain a stable net asset value.

Commencement of investment operations: January 3, 1995.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Money Market Series.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN AS OF JUNE 30, 1997

                                  6 Months      1 Year      Life of Series*
---------------------------------------------------------------------------
Cumulative Total Return             +2.38%      +4.74%             +11.72%
---------------------------------------------------------------------------
Average Annual Total Return           --        +4.74%             + 4.55%
---------------------------------------------------------------------------
*For the period from the commencement of the Series' investment operations, January 3, 1995, through June 30, 1997.

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in the product will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

Returns shown do not reflect the deduction of the mortality and expense risk charges and administration fees. Please refer to the annuity product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts.

All results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1997
U.S. Government and Agency Obligations - 96.0%
-------------------------------------------------------------------------------
                                                   Principal Amount
Issuer                                                (000 Omitted)       Value
-------------------------------------------------------------------------------
Federal Farm Credit Bank, due 7/11/97 - 11/17/97             $1,715  $1,695,403
Federal Home Loan Bank, due 7/24/97 - 9/22/97                 1,400   1,385,483
Federal Home Loan Mortgage Corp., due 7/17/97 - 8/15/97       1,375   1,365,587
Federal National Mortgage Assn., due 7/18/97 - 9/5/97           910     902,425
Student Loan Marketing Assn., due 8/29/97 - 9/23/97             770     761,365
Tennessee Valley Authority, due 7/28/97 - 8/22/97               460     455,527
-------------------------------------------------------------------------------
Total Investments, at Amortized Cost                                 $6,565,790

Other Assets, Less Liabilities - 4.0%                                   271,914
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $6,837,704
-------------------------------------------------------------------------------

See notes to financial statements
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FINANCIAL STATEMENTS
Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1997
------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                        $6,565,790
  Cash                                                                40,793
  Receivable for Series shares sold                                  214,441
  Interest receivable                                                 19,514
  Receivable from investment adviser                                   1,518
  Deferred organization expenses                                       4,624
                                                                  ----------
      Total assets                                                $6,846,680
                                                                  ----------
Liabilities:
  Payable for Series shares reacquired                            $    3,701
  Payable to affiliates for management fee                               328
  Accrued expenses and other liabilities                               4,947
                                                                  ----------
      Total liabilities                                           $    8,976
                                                                  ----------
Net assets (represented by paid-in capital)                       $6,837,704
                                                                  ==========
Shares of beneficial interest outstanding                          6,837,704
                                                                   =========

Net asset value per share
  (net assets of $6,837,704 / 6,837,704 shares of beneficial
    interest outstanding)                                           $1.00
                                                                    =====
See notes to financial statements
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FINANCIAL STATEMENTS - continued
Statement of Operations
------------------------------------------------------------------------------
Six Months Ended June 30, 1997
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                   $  80,075
                                                                    ---------
  Expenses -
    Management fee                                                  $   7,324
    Trustees' compensation                                              1,017
    Shareholder servicing agent fee                                       495
    Administrative fee                                                    184
    Auditing fee                                                       11,047
    Amortization of organization expenses                                 911
    Custodian fee                                                         424
    Legal fee                                                             134
    Miscellaneous                                                          23
                                                                    ---------
      Total expenses                                                $  21,559
    Fees paid indirectly                                                 (194)
    Preliminary reduction of expenses by investment adviser           (12,576)
                                                                    ---------
      Net expenses                                                  $   8,789
                                                                    ---------
        Net investment income                                       $  71,286
                                                                    =========
See notes to financial statements
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FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                         Six Months Ended            Year Ended
                                                            June 30, 1997     December 31, 1996
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions
    to shareholders                                           $   71,286              $   7,822
                                                              ----------              ---------

Series share (principal) transactions at net asset
  value of $1.00 per share -
  Net proceeds from sale of shares                            $8,538,530              $ 643,286
  Net asset value of shares issued to shareholders
    in reinvestment of distributions                              71,286                  5,947
  Cost of shares reacquired                                   (2,404,730)              (196,749)
                                                              ----------              ---------
      Total increase in net assets                            $6,205,086              $ 452,484
Net assets:
  At beginning of period                                         632,618                180,134
                                                              ----------              ---------
  At end of period                                            $6,837,704              $ 632,618
                                                              ==========              =========

See notes to financial statements

Financial Highlights
----------------------------------------------------------------------------------------------------------------------
                                    Six Months Ended                  Year Ended                 Period Ended
                                       June 30, 1997           December 31, 1996            December 31, 1995*
--------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of
  period                                      $ 1.00                      $ 1.00                       $ 1.00
                                              ------                      ------                       ------
Income from investment operations# -
  Net investment income(S)                    $ 0.02                      $ 0.04                       $ 0.04
                                              ------                      ------                       ------
Less distributions declared to
  shareholders from net investment income     $(0.02)                     $(0.04)                      $(0.04)
                                              ------                      ------                       ------
Net asset value - end of period               $ 1.00                      $ 1.00                       $ 1.00
                                              ======                      ======                       ======
Total return                                   2.38%++                     4.55%                        4.37%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses                                     0.60%+                      0.60%                        0.60%+
  Net investment income                        4.84%+                      4.53%                        4.54%+
Net assets at end of period (000 omitted)     $6,838                        $633                         $180

  * For the period from the commencement of the Series' investment operations, January 3, 1995, through
    December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Series' at not more than 0.60% of average daily net assets. To the extent actual expenses were over these limitations, the net investment income
    (loss) per share and the ratios would have been:
    Net investment income (loss)              $ 0.02                      $(0.21)                      $(0.14)
    Ratios (to average net assets):
      Expenses                                 1.46%+                     27.74%                       21.54%+
      Net investment income (loss)             3.99%+                   (22.61)%                     (16.37)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Money Market Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust (the Trust) which is comprised of the following 12 series:
MFS(R) Bond Series, MFS(R) Emerging Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS Money Market Series, MFS(R) Research Series, MFS(R) Strategic Fixed Income Series, MFS(R) Total Return Series, MFS(R) Utilities Series, MFS(R) Value Series, and MFS(R) World Governments Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1997, there were eight shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuation - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' average daily net assets. This fee is reduced according to an expense offset arrangement with State Street Bank, the dividend disbursing agent, which provides for partial reimbursement of custody fees based on a formula developed to measure the value of cash deposited by the Series with the custodian and with the dividend disbursing agent. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Series files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Series' tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.50% of average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of the Series' average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1997, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $84,383.

Administrator - Effective March 1, 1997, the Series has an administrative service agreement with MFS to provide the Series with certain financial, legal, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee up to 0.015% per annum of the Series' average daily net assets, provided that the administrative fee is not assessed on Series assets that exceed $3 billion.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments of money market investments, exclusive of securities subject to repurchase agreements, consisted solely of U.S. government securities and aggregated $25,345,205 and $19,472,954, respectively.

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

(6) Line of Credit
The Series and other affiliated funds participate in a $400 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the period ended June 30, 1997, was $7.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and Shareholders of MFS Money Market Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Money Market Series (the Series) (one of the series constituting the MFS Variable Insurance Trust) as of June 30, 1997, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 1996, and financial highlights for the six months then ended, the year ended December 31, 1996, and the period from January 3, 1995 (the commencement of investment operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Money Market Series at June 30, 1997, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 1, 1997


                ---------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street,
Boston, MA 02116-3741                                             VMM-3 8/97 200